UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 6, 2024, Veracyte, Inc., a Delaware corporation (“Veracyte”), filed a Current Report on Form 8-K (the “Original 8-K”) to announce the completion on February 5, 2024 of its previously announced acquisition of C2i Genomics, Inc., a Delaware corporation (“C2i Genomics”), pursuant to an Agreement and Plan of Merger, dated as of January 5, 2024, by and among Veracyte, C2i Genomics, Canary Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Veracyte, Veracyte Diagnostics, LLC, a Delaware limited liability company and a wholly owned subsidiary of Veracyte, and Fortis Advisors LLC, as the securityholders’ agent (such agreement, the “Merger Agreement” with such acquisition pursuant to the Merger Agreement being referred to herein as the “Acquisition”).
In connection with the Acquisition, Veracyte obtained from the Securities and Exchange Commission, pursuant to its authority under Rule 3-13 under Regulation S-X, a partial waiver from the requirements of Rule 3-05 and Article 11 of Regulations S-X to provide certain financial statements of C2i Genomics relating to the Acquisition. As a result, Veracyte will only provide the audited financial statements and accompanying notes of C2i Genomics as of and for the year ended December 31, 2023 and the unaudited pro forma condensed combined financial statements of Veracyte giving effect to the Acquisition as of and for the year ended December 31, 2023 (collectively, the “Financial Statements”).
This amendment to the Original 8-K is being filed for the purpose of satisfying Veracyte’s obligation to file the Financial Statements pursuant to Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original 8-K, and Veracyte has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Included in this Current Report on Form 8-K/A are the audited financial statements of C2i Genomics as of and for the year ended December 31, 2023, which are filed as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Veracyte is also filing the unaudited pro forma condensed combined financial statements of Veracyte giving effect to the Acquisition as of and for the year ended December 31, 2023, which is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Kost Forer Gabbay & Kasierer, a member of EY Global, Independent Auditors of C2i Genomics.
99.1	Audited financial statements of C2i Genomics as of and for the year ended December 31, 2023.
99.2	Unaudited pro forma condensed combined financial statements of Veracyte as of and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 17, 2024

VERACYTE, INC.

		By:	/s/ Rebecca Chambers
		Name:	Rebecca Chambers
		Title:	Chief Financial Officer
Principal Financial Officer